EXHIBIT 99.4

SALOMON SMITH BARNEY


                             COMPUTATIONAL MATERIALS
                          THE MONEY STORE TRUST 1997-D
                     SALES MEMORANDUM - SUBJECT TO REVISION
                          The Money Store Trust 1997-D

                              The Money Store Inc.
                           Representative and Servicer


                            ARM: Senior/Subordinated

                    $76,000,000 [ ]% Class A-2A Certificates
             $37,375,000 Adjustable Rate Class M-1A Certificates(1) $37,375,000 Adjustable Rate Class M-2A Certificates(1) $32,500,000 Adjustable Rate Class B-1A Certificates(1)

                         (1) Auction Rate Certificates.

                             COMPUTATIONAL MATERIALS

          Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
-------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Current Principal    Balance       Loans           Balance          Balance

 equals less than    25,000.00          57         1,211,421.74       0.51
 25,000.01   -       50,000.00         593         23,244,120.28      9.73
 50,000.01   -       75,000.00         807         50,083,357.96     20.96
 75,000.01   -      100,000.00         514         44,481,687.60     18.62
100,000.01   -      125,000.00         307         34,252,760.21     14.34
125,000.01   -      150,000.00         191         25,964,721.70     10.87
150,000.01   -      175,000.00         117         18,907,061.88      7.91
175,000.01   -      200,000.00          69         12,907,725.94      5.40
200,000.01   -      300,000.00          91         21,333,939.96      8.93
300,000.01   -      400,000.00          15         5,199,309.20       2.18
400,000.01   -      500,000.00           3         1,352,038.46       0.57
-------------------------------------------------------------------------------
Total:                               2,764        238,938,144.93    100.00
-------------------------------------------------------------------------------
Min:         8,800.00
Max:       499,506.00
Average:    86,446.51
Total: 238,938,144.93
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Current Coupon                    Loans           Balance           Balance

  equals less than   7.000           3            355,389.34         0.15
  7.001   -          7.500          70          8,149,325.16         3.41
  7.501   -          8.000          47          4,941,657.63         2.07
  8.001   -          8.500         104          9,894,852.01         4.14
  8.501   -          9.000         195         20,033,290.99         8.38
  9.001   -          9.500         222         21,762,043.66         9.11
  9.501   -         10.000         405         40,674,143.31        17.02
 10.001   -         10.500         512         39,304,478.71        16.45
 10.501   -         11.000         612         53,418,892.60        22.36
 11.001   -         11.500         338         22,818,715.59         9.55
 11.501   -         12.000         140         10,521,183.53         4.40
 12.001   -         13.000          97          5,771,438.01         2.42
 13.001   -         14.000          16          1,185,413.52         0.50
 14.001   -         15.000           3            107,320.87         0.04

-------------------------------------------------------------------------------
Total:                            2,764       238,938,144.93       100.00
-------------------------------------------------------------------------------
Min:  7.00
Max: 14.50
Weighted Average:  10.14

------------------------------------------------------------------------------

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Current Coupon                    Loans           Balance           Balance


  169 - 180                             1         97,709.44           0.04
  349 - 360                         2,763    238,840,435.49          99.96

------------------------------------------------------------------------------
  Total:                            2,764    238,938,144.93         100.00

------------------------------------------------------------------------------
  Min:     180
  Max:     360
  Weighted Average:  360

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Stated Remaining Term             Loans           Balance           Balance

  145 - 156                         1              97,709.44          0.04
  325 - 336                       265          27,016,422.58         11.31
  337 - 348                         7             461,486.13          0.19
  349 - 360                     2,491         211,362,526.78         88.46

-----------------------------------------------------------------------------
  Total:                        2,764         238,938,144.93        100.00

-----------------------------------------------------------------------------
  Min:  149
  Max:  360
  Weighted Average:  355
-----------------------------------------------------------------------------

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
-----------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Original Combined LTV             Loans           Balance           Balance


    5.001 -  10.000                     2         97,585.05            0.04
   10.001 -  15.000                     4        128,882.88            0.05
   15.001 -  20.000                     6        212,109.11            0.09
   20.001 -  25.000                    10        426,744.19            0.18
   25.001 -  30.000                    13        836,742.04            0.35
   30.001 -  35.000                     9        427,181.84            0.18
   35.001 -  40.000                    24      1,290,657.69            0.54
   40.001 -  45.000                    37      2,050,005.28            0.86
   45.001 -  50.000                    38      2,353,038.03            0.98
   50.001 -  55.000                    43      2,585,067.97            1.08
   55.001 -  60.000                    58      3,892,119.40            1.63
   60.001 -  65.000                   136      9,361,182.46            3.92
   65.001 -  70.000                   203     13,683,801.64            5.73
   70.001 -  75.000                   258     20,446,944.52            8.56
   75.001 -  80.000                   579     47,944,468.33           20.07
   80.001 -  85.000                   534     47,221,574.59           19.76
   85.001 -  90.000                   630     68,206,379.21           28.55
   90.001 -  95.000                    70      6,541,660.79            2.74
   95.001 - 100.000                   110     11,231,999.91            4.70
 -----------------------------------------------------------------------------
  Total:                            2,764    238,938,144.93          100.00
------------------------------------------------------------------------------
  Min:     8.00
  Max:   100.00
  Weighted Average:  80.59
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Lien Position                     Loans           Balance           Balance

    1                               2,761       238,612,172.47       99.86
    2                                   3           325,972.46        0.14
------------------------------------------------------------------------------
  Total:                            2,764       238,938,144.93      100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Property Type                     Loans           Balance           Balance

  Unknown                              2          185,244.19           0.08
  Detached single family           2,416      208,157,818.32          87.12
  Detached PUD                        27        3,668,403.35           1.54
  Manufactured single wide            37        2,235,265.71           0.94
  Attached PUD                         8          482,647.20           0.20
  Attached townhouse                  36        3,178,274.87           1.33
  Attached condo                      56        4,533,053.38           1.90
  2-4 Family                         151       14,827,884.98           6.21
  Manufactured double wide            30        1,575,752.93           0.66
  Manufactured triple wide             1           93,800.00           0.04

------------------------------------------------------------------------------
  Total:                           2,764      238,938,144.93          100.00
------------------------------------------------------------------------------


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Loan Purpose                      Loans           Balance           Balance

  Rate/Term Refinance               1,948        169,767,960.96      71.05
  Purchase Money                      340         36,470,808.73      15.26
  Unknown                             143         14,733,306.83       6.17
  Debt Consolidation                  171         10,170,824.22       4.26
  Cashout                             161          7,750,978.21       3.24
  Home Improvement                      1             44,265.98       0.02

------------------------------------------------------------------------------
  Total:                            2,764        238,938,144.93     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Owner Occupancy                   Loans           Balance           Balance

  Primary                           2,496      215,284,916.04         90.10
  Unknown                             143       14,733,306.83          6.17
  Investment                          117        8,132,298.61          3.40
  Second Home                           8          787,623.45          0.33

------------------------------------------------------------------------------
  Total:                            2,764      238,938,144.93        100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Credit Rating                     Loans           Balance           Balance

  Unknown                               6         650,403.82          0.27
  A                                   455      43,486,648.58         18.20
  A-                                  766      74,725,841.77         31.27
  B                                   580      42,746,619.31         17.89
  B-                                  254      17,835,441.99          7.46
  B+                                  604      53,555,916.34         22.41
  C                                    86       4,885,710.39          2.04
  C-                                    3         119,871.84          0.05
  C+                                   10         931,690.89          0.39
------------------------------------------------------------------------------
  Total:                            2,764     238,938,144.93        100.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Documentation Level               Loans           Balance           Balance

  Full Documentation                2,764      238,938,144.93        100.00

------------------------------------------------------------------------------
  Total:                            2,764      238,938,144.93        100.00
------------------------------------------------------------------------------


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Geographical Distribution         Loans           Balance           Balance

  Illinois                            202          21,074,814.76       8.82
  Ohio                                213          15,262,649.29       6.39
  Michigan                            179          13,637,447.32       5.71
  New York                            120          11,669,284.63       4.88
  Florida                             143          11,303,373.23       4.73
  Pennsylvania                        147          11,020,074.05       4.61
  Georgia                             136          10,882,726.73       4.55
  California-Northern                  75          10,407,370.29       4.36
  California-Southern                  64           9,826,937.74       4.11
  Washington                           99           9,084,819.88       3.80
  New Jersey                           74           8,257,669.95       3.46
  Indiana                             133           8,084,942.28       3.38
  Maryland                             74           7,928,729.47       3.32
  Connecticut                          54           6,824,022.78       2.86
  Missouri                             96           6,652,584.53       2.78
  North Carolina                       83           6,304,731.55       2.64
  Texas                                66           6,158,992.72       2.58
  Tennessee                            74           5,889,202.82       2.46
  Massachusetts                        52           5,694,302.25       2.38
  Colorado                             50           5,249,744.57       2.20
  Minnesota                            64           4,788,458.22       2.00
  Kentucky                             59           3,892,121.28       1.63
  Wisconsin                            60           3,850,467.23       1.61
  Virginia                             43           3,817,545.52       1.60
  Arizona                              42           3,748,852.93       1.57
  Utah                                 27           2,641,743.95       1.11
  Nevada                               23           2,271,290.35       0.95
  Oregon                               28           2,247,699.95       0.94
  Louisiana                            30           1,991,315.12       0.83
  District of Columbia                 17           1,984,232.90       0.83
  Idaho                                25           1,974,873.84       0.83
  New Mexico                           26           1,903,613.82       0.80
  Maine                                28           1,877,729.48       0.79
  South Carolina                       23           1,385,766.19       0.58
  Delaware                             14           1,226,187.56       0.51
  Kansas                               22           1,198,006.95       0.50
  New Hampshire                        12           1,049,779.77       0.44
  Oklahoma                             17             943,448.58       0.39
  Mississippi                          15             811,100.00       0.34
  Rhode Island                          8             759,656.41       0.32
  Iowa                                 10             668,982.53       0.28
  Wyoming                               8             585,939.41       0.25
  Nebraska                              7             463,775.69       0.19
  Montana                               6             433,450.00       0.18
  Vermont                               5             392,959.73       0.16
  Hawaii                                1             231,792.69       0.10
  West Virginia                         4             196,303.55       0.08
  Arkansas                              3             193,735.85       0.08
  Alaska                                1              95,200.00       0.04
  South Dakota                          1              79,000.00       0.03
  North Dakota                          1              18,694.59       0.01

-------------------------------------------------------------------------------
  Total:                            2,764          238,938,144.93    100.00
-------------------------------------------------------------------------------

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
-------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Margin                            Loans           Balance           Balance

    2.501 -   3.000                     3         484,565.84          0.20
    3.001 -   3.500                     3         318,682.97          0.13
    3.501 -   4.000                    15       1,364,461.77          0.57
    4.001 -   4.500                    24       2,149,847.67          0.90
    4.501 -   5.000                   415      40,895,839.58         17.12
    5.001 -   5.500                   610      51,527,728.50         21.57
    5.501 -   6.000                   313      29,339,351.02         12.28
    6.001 -   6.500                   810      63,249,138.03         26.47
    6.501 -   7.000                   356      30,355,796.27         12.70
    7.001 -   7.500                    93       8,175,841.94          3.42
    7.501 -   8.000                    69       6,395,244.27          2.68
    8.001 -   8.500                    25       2,398,762.20          1.00
    8.501 -   9.000                    14       1,401,576.07          0.59
    9.001 -   9.500                     7         451,291.23          0.19
    9.501 -  10.000                     6         408,317.57          0.17
   10.001 -  10.500                     1          21,700.00          0.01

-------------------------------------------------------------------------------
  Total:                            2,764     238,938,144.93        100.00
-------------------------------------------------------------------------------
  Min:   2.750
  Max:  10.350
  Weighted Average:  5.905
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Maximum Rate                      Loans           Balance           Balance

    5.001 -   6.000                     1          94,385.31          0.04
   10.001 -  11.000                     3         435,044.92          0.18
   11.001 -  12.000                     4         277,446.36          0.12
   12.001 -  13.000                     5         603,810.61          0.25
   13.001 -  14.000                   129      14,177,508.47          5.93
   14.001 -  15.000                   360      35,901,605.39         15.03
   15.001 -  16.000                   688      66,344,416.34         27.77
   16.001 -  17.000                   919      74,526,426.58         31.19
   17.001 -  18.000                   501      35,945,194.09         15.04
   18.001 -  19.000                   128       8,614,629.91          3.61
   19.001 -  20.000                    22       1,864,234.67          0.78
   20.001 -  21.000                     4         153,442.28          0.06
-------------------------------------------------------------------------------
  Total:                            2,764     238,938,144.93        100.00
-------------------------------------------------------------------------------
  Min:   6.000
  Max:  20.500
  Weighted Average:  16.076
-------------------------------------------------------------------------------


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM COLLATERAL
------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Minimum Rate                      Loans           Balance           Balance

    2.001 -   3.000                     3         484,565.84         0.20
    3.001 -   4.000                     1         173,845.71         0.07
    4.001 -   5.000                     7         694,698.76         0.29
    5.001 -   6.000                    17       1,739,580.90         0.73
    6.001 -   7.000                    22       2,644,708.10         1.11
    7.001 -   8.000                   140      15,197,577.94         6.36
    8.001 -   9.000                   371      37,155,017.98        15.55
    9.001 -  10.000                   760      75,335,550.53        31.53
   10.001 -  11.000                   898      69,762,927.29        29.20
   11.001 -  12.000                   438      29,436,856.61        12.32
   12.001 -  13.000                    89       5,104,970.86         2.14
   13.001 -  14.000                    15       1,100,523.54         0.46
   14.001 -  15.000                     3         107,320.87         0.04
------------------------------------------------------------------------------
  Total:                            2,764     238,938,144.93       100.00
------------------------------------------------------------------------------
  Min:   2.750
  Max:  14.500
  Weighted Average:  9.862
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                             Current              % by
Subsequent Periodic          Number of       Principal         Current
Rate Cap                     Loans           Balance           Balance

    1.000                     2,423        204,387,453.44        85.54
    1.500                       131         14,725,328.26         6.16
    2.000                       207         19,591,361.37         8.20
    3.000                         3            234,001.86         0.10
-------------------------------------------------------------------------------
  Total:                      2,764        238,938,144.93       100.00
-------------------------------------------------------------------------------
  Min:  1.000
  Max:  3.000
-------------------------------------------------------------------------------

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM
COLLATERAL

-------------------------------------------------------------------------------
                                                  Current              % by
                                  Number of       Principal         Current
Next Rate Adjustment Date         Loans           Balance           Balance

  1997-12                               1         147,738.48           0.06
  1998-01                              66       6,110,977.49           2.56
  1998-02                              27       3,045,457.42           1.27
  1998-03                              81       8,387,116.80           3.51
  1998-04                             160      17,698,239.98           7.41
  1998-05                             429      38,235,161.39          16.00
  1998-06                             215      18,908,006.71           7.91
  1998-07                               2         122,053.18           0.05
  1998-08                               3         351,848.20           0.15
  1998-09                               6         727,907.11           0.30
  1998-10                               7         886,433.74           0.37
  1998-11                               2         131,829.34           0.06
  1998-12                               2         239,094.44           0.10
  1999-04                               1         188,238.43           0.08
  1999-05                               4         516,411.63           0.22
  1999-06                               5         517,597.84           0.22
  1999-07                              14       1,287,151.98           0.54
  1999-08                              45       5,063,246.40           2.12
  1999-09                             199      21,613,658.52           9.05
  1999-10                             344      31,676,221.70          13.26
  1999-11                             194      16,367,744.41           6.85
  1999-12                              13       1,009,350.00           0.42
  2000-04                               1          64,855.97           0.03
  2000-08                               4         424,154.23           0.18
  2000-09                              16       1,328,795.50           0.56
  2000-10                               4         276,019.13           0.12
  2000-11                               5         377,756.56           0.16
  2000-12                               2         113,750.00           0.05
  2001-07                               2         171,112.18           0.07
  2001-10                              48       3,722,626.51           1.56
  2001-11                             532      37,909,869.59          15.87
  2001-12                             330      21,317,720.07           8.92
-------------------------------------------------------------------------------
  Total:                            2,764     238,938,144.93         100.00
-------------------------------------------------------------------------------
  Min:   1997-12-07
  Max:   2001-12-01
-------------------------------------------------------------------------------


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


           THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM BONDS
 ----------------------------------------------------------------------------------------------------------------------------------

                                  12% CPR               19% CPR               26% CPR               33% CPR               40% CPR
                             -------------------   -------------------   -------------------   -------------------   --------------
CLASS A-2A
          Average Life(1)         4.24 years             4.25 years         4.29 YEARS              3.77 years          2.80 years
          First Payment(1)              7/01                   7/01               7/01                   12/00                4/00
          Last Payment(1)               1/03                   2/03               3/03                    9/02                7/01

CLASS M-1A
          Average Life(1)         16.43 years           10.57 years          7.42 YEARS             5.49 years          4.13 years
          First Payment(1)               6/12                  3/07               6/04                    9/02                7/01
          Last Payment(1)                9/16                  3/10               8/06                    5/04               11/02

CLASS M-2A
          Average Life(1)         22.47 years           15.56 years        11.15 YEARS              8.36 years          6.44 years
          First Payment(1)               9/16                  3/10               8/06                    5/04               11/02
          Last Payment(1)                3/26                  8/20              11/14                   12/10                4/08

CLASS B-1A
          Average Life(1)         11.82 years            7.63 years         6.15 YEARS              5.41 years           4.92 years
          First Payment(1)               4/03                  4/01               1/01                    2/01                 2/01
          Last Payment(1)                3/26                  8/20              11/14                   12/10                 4/08

(1) To Maturity.



           THE MONEY STORE 1997-D COMPUTATIONAL MATERIALS - ARM BONDS
----------------------------------------------------------------------------------------------------------------------------------

                                 BALANCE               AVG. LIFE (TO  MAT)       FEES
         Class A-1A         $466,750,000               2.00 years              0.200%
         Class A-2A          $76,000,000               4.29 years              0.275%
         Class M-1A          $37,375,000               7.42 years              0.301%
         Class M-2A          $37,375,000              11.15 years              0.301%
         Class B-1A          $32,500,000               6.15 years              0.302%

                            $650,000,000                                      0.2255%